UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 15, 2012 (November 14, 2012)

Arch Coal, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13105	43-0921172
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CityPlace One
One CityPlace Drive, Suite 300
St. Louis, Missouri 63141
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:  (314) 994-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

On November 14, 2012, Arch Coal, Inc. (the “Company”) and the subsidiary guarantors named therein (the “Subsidiary Guarantors”) entered into a purchase agreement (the “Purchase Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several initial purchasers named therein (the “Initial Purchasers”), relating to the issuance and sale by the Company of $350.0 million aggregate principal amount of 9.875% Senior Notes due 2019 (the “Notes”).  The Notes will be issued by the Company pursuant to an Indenture to be entered into among the Company, the Subsidiary Guarantors and UMB Bank National Association, as trustee.  Subject to customary market and other conditions set forth in the Purchase Agreement, the Notes will be sold within the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States only to non-U.S. persons in reliance on Regulation S under the Securities Act.

The Purchase Agreement includes customary representations, warranties and covenants by the Company and the Subsidiary Guarantors.  Under the terms of the Purchase Agreement, the Company and the Subsidiary Guarantors have agreed to indemnify the Initial Purchasers against certain liabilities.  The Purchase Agreement is filed as Exhibit 1.1 to this Form 8-K, and this description of the material terms of the Purchase Agreement is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.

Item 7.01              Regulation FD Disclosure.

On November 14, 2012, Arch Coal, Inc. issued a press release announcing the pricing of its offering of the Notes.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01              Financial Statements and Exhibits.

(d)                                 Exhibits

The following exhibit is attached hereto and furnished herewith.

Exhibit No.	Description

1.1

Purchase Agreement, dated as of November 14, 2012, among Arch Coal, Inc., the subsidiary guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the initial purchasers named therein.

99.1	Press release dated November 14, 2012.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 15, 2012	Arch Coal, Inc.

	By:	/s/ Robert G. Jones
Robert G. Jones
Senior Vice President–Law, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

1.1

Purchase Agreement, dated as of November 14, 2012, among Arch Coal, Inc., the subsidiary guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the initial purchasers named therein.

99.1	Press release dated November 14, 2012.